                                                                 EXHIBIT 99.5(a)
Advisor Variable Annuity Application

                                                                            Fax 651-665-7942
                                                                            Toll Free 1-800-362-3141           [MINNESOTA LIFE LOGO]
MINNESOTA LIFE INSURANCE COMPANY  - ANNUITY SERVICES - A3-9999              In Metro Area 651-665-4877
400 Robert Street North - St. Paul, Minnesota 55101-2098                    www.minnesotalife.com
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1. OWNER/OWNERSHIP TYPE    [ ] Individual     [ ] Trust     [ ] Corporation     [ ] Custodial     [ ] Joint     [ ] Partnership
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Name                                                            Date of Birth       Gender     Taxpayer I.D. (Soc. Sec. # or EIN)

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Address


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City                     State          Zip Code                Citizenship                             Daytime Phone Number

                                                                [ ] US   [ ] OTHER____________
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2. JOINT OWNER (OPTIONAL)
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Name                                                            Date of Birth       Gender     Taxpayer I.D. (Soc. Sec. # or EIN)

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Address


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City                     State          Zip Code                Citizenship                             Daytime Phone Number

                                                                [ ] US   [ ] OTHER____________
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3. ANNUITANT (IF OTHER THAN OWNER)
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Name                                                            Date of Birth       Gender     Taxpayer I.D. (Soc. Sec. # or EIN)

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Address


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City                     State          Zip Code


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4. JOINT ANNUITANT (OPTIONAL)
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Name                                                            Date of Birth       Gender     Taxpayer I.D. (Soc. Sec. # or EIN)

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Address


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City                     State          Zip Code


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5. TYPE OF PLAN (PLEASE CHECK THE APPLICABLE PLAN TYPE)
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[ ] IRA (Select one)                                            [ ] Non- Qualified
   [ ] Traditional         [ ] SIMPLE                              [ ] 1035 Exchange
   [ ] Roth                [ ] Inherited                           [ ] Under the _____ (state) UTMA/UGMA
   [ ] SEP                                                             Custodian Name ___________________
                                                                [ ] Public Employee Deferred Compensation - 457
This IRA will be established with a (Select one):               [ ] Tax Sheltered Annuity - 403(b)
        [ ] Transfer     [ ] Rollover                           [ ] Other _________________________________
        [ ] Contribution for tax year _______

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6.  PURCHASE PAYMENT METHOD                                    7.  ANNUITY TYPE
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MAKE CHECKS PAYABLE TO MINNESOTA LIFE

[ ] $________________ Remitted With Application                 [ ] Deferred    [ ] Immediate
[ ] Direct Transfer/1035 Exchange/Rollover

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8.  OPTIONAL RIDERS (SUBJECT TO STATE AVAILABILITY; MAXIMUM ISSUE AGE 75)
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A Guaranteed Minimum Death Benefit (GMDB) is included at no additional cost. If you select an optional death benefit, the death benefit under the Contract will be the greater of the GMDB or the value of the optional death benefit selected.


[ ] (a) Highest Anniversary Value Death Benefit (0.15% annual charge)
[ ] (b) 5% Death Benefit Increase (0.25% annual charge)
[ ] (c) Premier Death Benefit - greater of option (a) or option (b); (0.35% annual charge)

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9.   BENEFICIARY
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Name                                                            Date of Birth       Taxpayer I.D. (Soc. Sec. # or EIN)    Class

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Address


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City                                                            State       Zip Code           Relationship          Percentage


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Name                                                            Date of Birth       Taxpayer I.D. (Soc. Sec. # or EIN)    Class

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Address


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City                                                            State       Zip Code           Relationship          Percentage


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Name                                                            Date of Birth       Taxpayer I.D. (Soc. Sec. # or EIN)    Class

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Address


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City                                                            State       Zip Code           Relationship          Percentage


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10. SPECIAL INSTRUCTIONS

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11. REPLACEMENT
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Do you have any existing life insurance or annuity contracts?           [ ] Yes   [ ] No
Will the contract applied for replace or change an existing life insurance or annuity contract?    [ ] Yes   [ ] No
If yes, please provide: COMPANY NAME:______________________  CONTRACT # (S)______________________
                        COMPANY NAME:______________________  CONTRACT # (S)______________________
Have you completed a State Replacement form to submit to the replacing insurer where required? ( based on jurisdiction, not on
state residence)  [ ] Not Required   [ ] Enclosed

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12. OWNER/ANNUITANT SIGNATURES
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I/we represent the statements and answers in this application are full, complete and true to the best of my/our knowledge. I/we agree they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements.
The representative left me the original or a copy of written or printed communications used in this presentation.


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                              NOTICE TO APPLICANT:

Any person who knowingly, and with intent to injure, defraud, or deceive any insurance company, files a statement of claim or provides false, incomplete, or misleading information as part of the information provided to obtain coverage commits a fraudulent act, which is a crime, and may be subject to criminal and civil penalties.

FOR ARIZONA RESIDENTS ONLY: Minnesota Life is required to provide you, within a reasonable time after your written request, factual information regarding the benefits and provisions of the annuity contract for which you have applied. If for any reason you are not satisfied with that contract, you may return it within 20 days after the contract is delivered and receive the amount of Purchase Payments paid under this contract. We will pay this refund within 7 days after we receive your notice of cancellation.

FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR MINNESOTA RESIDENTS ONLY: THIS CONTRACT, TO THE EXENT THAT VALUES ARE PLACED IN SEPARATE ACCOUNTS OF THE INSURER, IS NOT PROTECTED BY THE MINNESOTA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION OR THE MINNESOTA INSURANCE GUARANTY ASSOCIATION. IN THE CASE OF INSOLVENCY, PAYMENT OF CLAIMS IS NOT GUARANTEED. ONLY THE ASSETS OF THIS INSURER WILL BE AVAILABLE TO PAY YOUR CLAIM.

FOR NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for a life insurance policy or annuity contract is subject to criminal and civil penalties.

FOR PENNSLYVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR VERMONT RESIDENTS ONLY: A VARIABLE ANNUITY CONTRACT IS NOT GUARANTEED BY THE COMPANY, THE U.S. GOVERNMENT, OR ANY STATE GOVERNMENT. IT IS NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, FEDERAL OR STATE.

I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PRODUCT AND FUND PROSPECTUSES. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

AMOUNTS FROM THE GUARANTEED TERM ACCOUNT WITHDRAWN, SURRENDERED, OR APPLIED TO PROVIDE ANNUITY PAYMENTS PRIOR TO THE END OF THE GUARANTEE PERIOD WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT. THE MARKET VALUE ADJUSTMENT MAY INCREASE OR DECREASE THE VALUES AVAILABLE IN THIS CONTRACT.

[ ]  I consent to delivery of my prospectus on CD-ROM. I understand that I need a CD- ROM drive on my computer in order to view the prospectus. I also understand that I will receive any supplement in paper format and that this consent shall be effective until
     I revoke it.

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Signed At (City, State)        Date              Signature of Owner                    Signature of Annuitant

                                                 X                                     X
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Amount Remitted With Application                 Signature of Joint Owner              Signature of Joint Annuitant

$                                                X                                     X
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13. TO BE COMPLETED BY REPRESENTATIVE
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To the best of my knowledge this applicant [ ] does [ ] does not have existing life insurance or annuities and this contract   [ ]
will [ ] will not replace or change an existing insurance or annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office. I believe the information provided by this client is true and accurate to the best of my knowledge.

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Representative Name (Print)               Representative Signature          Firm Code       Representative Code
                                                                                                                      %
                                          X
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Representative Name (Print)               Representative Signature          Firm Code       Representative Code
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                                          X
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Comp Option                               Florida Licensed Representative Number (Florida Reps Only)

[ ] Option U/T       [ ] Option U
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14. TO BE COMPLETED BY DEALER
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Dealer Name                      Date                   Signature of Authorized Dealer

                                                        X
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Principal Signature              Date                   Contract Number

X
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